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                                                                    Exhibit 23.2


                          Independent Auditors' Consent


The Board of Directors
SUPERVALU INC.:

We consent to the use of our reports dated April 3, 2002 incorporated by reference herein and to the reference of our firm as "Experts" in the prospectus in this Form S-3 registration statement.



                                                /s/ KPMG LLP


Minneapolis, MN
April 19, 2002